AFFILIATE'S AGREEMENT


                                                             September 20, 2000

Humboldt Bancorp
701 Fifth Street
Eureka, California 95501

Gentlemen:

Reference is made to the Agreement and Plan of Reorganization and Merger, dated as of September 20, 2000 (the "Reorganization Agreement"), by and among Humboldt Bancorp ("Humboldt") and Tehama Bancorp ("Tehama"), which Reorganization Agreement provides for the merger (the "Merger") of Tehama with and into Humboldt, in a transaction in which, among other things, shares of the common stock, no par value, of Tehama ("Tehama Common Stock") will be converted into the right to receive shares of common stock, no par value, of Humboldt ("Humboldt Common Stock"), as more fully provided therein.

The undersigned has been informed that the Merger constitutes a transaction covered by Rule 145 under the Securities Act of 1933, as amended (the
"Securities Act"); that the undersigned may be deemed to be an "affiliate" of Tehama within the meaning of Rule 145; and that, accordingly, the shares of Humboldt Common Stock which the undersigned may acquire in connection with the Merger may be disposed of only in conformity with the provisions hereof and thereof. In addition, the undersigned has been informed that the treatment of the Merger as a pooling-of-interests for financial accounting purposes is dependent upon the accuracy of certain of the representations and the compliance with certain of the agreements set forth herein.

The capitalized terms used and not defined herein shall have the meaning set forth in the Reorganization Agreement.

1. The undersigned, after inquiry of any agent with discretionary power to transfer the undersigned's shares of Tehama Common Stock, represents, warrants and agrees as follows:

     (a) The undersigned has full power to execute this Affiliate's Agreement and to make the representations, warranties and agreements herein, and to perform his, her or its obligations hereunder.

     (b) The undersigned has held the number of shares of Tehama Common Stock ("Tehama Shares") currently owned by the undersigned at all times since March 31, 2000, unless otherwise set forth in Schedule 1. The undersigned will provide Humboldt with accurate information concerning the undersigned's ownership of such Tehama Shares for inclusion in the Joint Proxy Statement/Prospectus to be used in connection with Tehama's 2000 special shareholders' meeting.

     (c) The undersigned currently owns no shares of Humboldt Common Stock and has not owned any shares of Humboldt Common Stock since March 31, 2000, except as otherwise disclosed on Schedule 1 to this Agreement.

     (d) The undersigned shall not sell, transfer or otherwise dispose of, or reduce the undersigned's risk of ownership or investment in, any of the Tehama Shares or any of the shares of Humboldt Common Stock received by the undersigned pursuant to the Merger, for a period beginning not less than thirty days prior to the Effective Time of the Merger (the "Effective Time") and ending on the date Humboldt publishes financial results covering a period of at least thirty days of combined operations of Humboldt and Tehama following the Effective Time; provided, however, that the undersigned may (i) exchange the Tehama Shares for shares of Humboldt Common Stock in the Merger, and
          (ii) may make bona fide gifts or distributions without consideration so long as the recipients thereof agree not to sell, transfer or otherwise dispose of the Humboldt Common Stock except as provided herein.

     (e) The undersigned will not sell, transfer or dispose of any shares of Humboldt Common Stock which the undersigned may acquire in connection with the Merger or any securities which may be paid as a dividend or otherwise distributed thereon or with respect thereto or issued or delivered in exchange or substitution therefor (all such shares and other securities are sometimes collectively referred to herein as "Restricted Securities"), or any option, right or other interest with respect to any Restricted Securities, unless such sale, transfer or disposition is effected (i) pursuant to an exemption from the registration requirements of the Securities Act, including an exemption pursuant to Rule 145 under the Securities Act as provided in
          Section 3 hereof, or (ii) pursuant to an effective registration statement under, and in compliance with, the Securities Act; provided, however, that the undersigned may make bona fide gifts or distributions without consideration so long as the recipients thereof agree not to sell, transfer or otherwise dispose of the Humboldt Common Stock except as provided herein.

     (f) The undersigned has no present plan or intent to engage in a sale, exchange, transfer, redemption or reduction in any way of the undersigned's risk of ownership by short sale or otherwise, or other disposition, directly or indirectly (such actions being collectively referred to as a "Sale") of the Tehama Shares or any of the shares of Humboldt Common Stock to be received by the undersigned pursuant to the Merger.

     (g) The undersigned has not engaged in a Sale of any shares of Tehama Common Stock at any time since January 1, 2000 unless otherwise set forth in Schedule 1.

     (h) The undersigned is not aware of or participating in any plan or intention on the part of the Tehama shareholders (a "Plan") to engage in a Sale of Humboldt Common Stock to be received by such Tehama shareholders pursuant to the Merger that will reduce such Tehama shareholders' ownership of Humboldt Common Stock to a number of shares having, in the aggregate, a value at the Effective Time of less than 50% of the total fair market value of the Tehama Shares or Tehama Common Stock outstanding immediately prior to the Merger. For purposes of this representation, shares of the Tehama Stock disposed of in a Sale (including through the exercise of dissenters' rights) will be considered to be outstanding stock of Tehama immediately prior to the Merger that was exchanged for Humboldt Common Stock in the Merger, and then disposed of pursuant to a Plan.

     (i) The undersigned has no present plan or intent to (i) engage in a Sale of the Tehama Shares (other than in exchange for Humboldt Common Stock pursuant to the Merger), or (ii) exercise dissenters' rights in connection with the Merger.

     (j) The representations contained herein shall be true and correct at all times from the date hereof through the Effective Time.

     (k) The undersigned has consulted such legal and financial counsel as the undersigned deems appropriate in connection with the execution of this Affiliate's Agreement.

2. Humboldt agrees to use its best efforts to file all reports and data with the Securities and Exchange Commission ("SEC") necessary to permit the undersigned to sell Restricted Securities pursuant to and otherwise in conformity with Rule 145(d) under the Securities Act.

3. Humboldt acknowledges that the provisions of Section 1(e) of this Affiliate's Agreement will be satisfied as to any sale by the undersigned of Restricted Securities pursuant to Rule 145(d) under the Securities Act, as evidenced by a broker's letter stating that the requirements of Rule 145 have been met; provided, however, that if counsel for Humboldt reasonably believes that the provisions of Rule 145 have not been complied with, or if requested by Humboldt in connection with a proposed disposition, the undersigned shall furnish to Humboldt a copy of a "no action" letter or other communication from the staff of the SEC or an opinion of counsel in form and substance reasonably satisfactory to Humboldt and its counsel, to the effect that the applicable provisions of Paragraphs (c), (e), (f) and
     (g) of Rule 144 under the Securities Act have been complied with or that the disposition may be otherwise effected in the manner requested in compliance with the Securities Act.

4. The undersigned also understands that stop transfer instructions will be given to Humboldt's transfer agent with respect to the Restricted Securities and that there will be placed on the certificates evidencing the Restricted Securities, or any substitutions therefor, a legend stating in substance:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), APPLIES AND MAY BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE REGISTERED HOLDER HEREOF AND HUMBOLDT BANCORP, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICES OF HUMBOLDT BANCORP."

     Humboldt agrees that such stop transfer instructions and legend will be promptly removed if the provisions of Section 3 are complied with.

5. This Affiliate's Agreement shall be binding upon and enforceable against administrators, executors, representatives, heirs, legatees and devisees of the undersigned and any pledgee holding the Restricted Securities of the undersigned as collateral.


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IN WITNESS  WHEREOF,  the  undersigned  has executed the  foregoing  Affiliate's
Agreement as of the date first above written.

                                            Very truly yours,



                                            By:__________________________

Agreed to and Accepted:

HUMBOLDT BANCORP




By:_________________________________________
      Theodore S, Mason, President and CEO